SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 28, 1998




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)



    Delaware                        0 - 22223                   31-1499862
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 (State or other               (Commission File No.)         (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                               No.)



     101 E. Court Street, Sidney, Ohio                           45365
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  (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code (937) 492-6129
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 28, 1998, Peoples-Sidney Financial Corporation issued the attached press release announcing the payment of a cash dividend, its intention to repurchase up to 5% of its outstanding stock and that shareholders had approved the Company's proposals to create stock based incentive plans.

         The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)   Exhibits:

     Exhibit 99 -   Press release dated May 28, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PEOPLES-SIDNEY FINANCIAL CORPORATION



Date: June 2, 1998                 By:  /S/ DOUGLAS STEWART
      ------------                 ------------------------
                                   Douglas Stewart
                                   President and Chief Executive
                                   Officer